UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 11, 2014
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to amend the Current Report on Form 8-K previously filed on June 11, 2014 solely to correct an inadvertent error in an Item Number referred to therein. The reference to “Item 8.01. Other Events” was incorrect. The correct reference is to “Item 2.02. Results of Operations and Financial Condition.” Except as described herein, no other changes have been made to our Current Report on Form 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 11, 2014, Rand Logistics, Inc. issued a press release highlighting the results of its fiscal year ended March 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: June 12, 2014	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer